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                           MFS(R) CHARTER INCOME FUND

                      Supplement to the Current Prospectus


     The Board of Trustees responsible for overseeing MFS Charter Income Fund (the "Fund") is expected to consider at its next regular meeting on October 11, 2000, a proposal to terminate and liquidate the Fund, effective October 16, 2000, or, if delayed due to operational, settlement or other such factors, as soon thereafter as is practicable (the "Termination Date"). Merrill Lynch Japan Securities Co., Ltd., the Fund's sole distributor in Japan, will cease accepting purchase orders for the Fund on August 16, 2000. Any shareholder that has not redeemed or switched to another fund all shares in his or her account by the Termination Date will have his or her shares liquidated on the Termination Date.


                 The date of this Supplement is August 16, 2000